UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 29, 2011

MediaNet Group Technologies, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-49801	13-4067623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Towne Center Circle. Suite 601, Boca Raton, Florida 33486
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (561) 417-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Amendment No. 1

On October 23, 2009, MediaNet Group Technologies, Inc., a Nevada corporation (the “Company”), filed a Current Report on Form 8-K to report that the Company had completed the acquisition of CG Holdings Limited, a Cyprus limited company (“CG”), pursuant to an Agreement and Plan of Merger dated August 10, 2009, as amended. Amendment No. 1 was filed on February 4, 2010 to (i) amend and supplement Item 9.01 of the Form 8-K filed on October 23, 2009, to include the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K, and (ii) amend the October 23, 2009, Report on Form 8-K to reflect changes in the Company’s outstanding shares of common stock on October 19, 2009; the calculation of the dividend, liquidation and voting preferences of the preferred stock; and the conversion ratio of the preferred stock into common stock.

Amendment No. 2

On December 16, 2010, the Board of Directors of the Company determined that the audited consolidated financial statements of CG Holdings, Ltd., for the year ended September 30, 2009, should be restated as a result of material misstatements.  The determination to restate the audited consolidated financial statements was made in connection with management’s assessment of accounting errors it discovered in connection with the preparation of the audited consolidated financial statements for the year ended September 30, 2010.

The Company has restated its balance sheet as of September 30, 2009 and its statements of operations, shareholders’ equity and cash flows for the year then ended to correct errors in its accounting.  Certain reclassifications to conform to the presentations used in fiscal 2010 have also been made to prior year's consolidated financial statements, none of which had any effect on previously reported net income or loss, or related per share amounts, of any period.

The descriptions of the error corrections and the effects of the restatements of the September 30, 2009 financial statements are as follows:

(1)	Adjust cash for currency transaction losses not previously recorded;
(2)	Reclassify deferred expenses previously netted to deferred revenue;
(3)	Reclassify cash previously reported as a deposit;
(4)	Adjust commissions payable for currency transaction losses not previously recorded;
(5)	Record liability for unearned subscription revenue not previously recorded;
(6)	Intercompany transactions not previously eliminated;
(7)	Adjust for costs erroneously recorded in 2010; and
(8)	Correct 2009 tax provision.

As a result, on December 16, 2010, after discussion with the Company’s independent registered public accounting firm, the Company’s Board of Directors determined that the previously issued financial statements included in the Company’s Annual Report on Form 8-K for the year ended September 30, 2009 and in its Forms 10-Q for the periods ended December 31, 2009, March 31, 2010 and June 30, 2010 should not be relied upon.  The Company simultaneously herewith is filing amendments to its Quarterly Reports on Form 10-Q for the quarters ended December 31, 2009, March 31, 2010 and June 30, 2010 to reflect these restatements.

For the convenience of the reader, this Form 8-K/A-2 sets forth the Company’s original Form 8-K/A-1 in its entirety, as amended by, and to reflect, the restatement.

The following sections of this Form 8-K/A-2 have been amended to reflect the restatement:

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired
(b)	Pro Forma Financial Information
(c)	Exhibits

Item 2.01     Completion of Acquisition or Disposition of Assets

The second paragraph of Item 2.01 is amended to read in its entirety as follows:

At closing of the Merger, the Company had issued and outstanding 27,303,652 shares of common stock and options to purchase 3,098,000 shares of common stock, or 30,401,652 shares of common stock on a fully-diluted basis. Accordingly, upon conversion of all of the shares of Series A Stock, the shareholders of CG will own 214,178,946 shares of common stock of the Company. Pending conversion of the Series A Stock into shares of the Company’s common stock, each share of Series A Stock will have voting power equal to 55.514574 shares of common stock, and will be convertible into shares of common stock on the same basis.

Item 3.03     Material Modification to Rights of Security Holders

Item 3.03 is amended to read in its entirety as follows:

On October 16, 2009, the Company filed a Certificate of Designation for its Series A Stock pursuant to which the Company, at the direction of its Board of Directors, designated the rights and preferences of all 5,000,000 authorized shares of preferred stock, par value $0.01 per share, of the Company. The principal terms of the Series A Stock are as follows. The Series A Stock participates in any distribution of dividends pari passu with holders of common stock on the basis of 55.514574 shares of common stock for each share of Series A Stock. Each share of Series A Stock shall be deemed converted into 55.514574 shares of common stock and shall participate pari passu with the common stock of the Company in the proceeds available to the Company’s shareholders upon the liquidation, dissolution, or winding up of the Company. Each holder of outstanding shares of Series A Stock is entitled to 55.514574 shares for each share of Series A Stock held as of the record date for the determination of stockholders entitled vote at the meeting. Except as provided by Nevada Statutes, holders of Series A Stock vote together with the holders of common stock as a single class. The Company’s shareholders approved an increase in the Company’s authorized shares of common stock to five hundred million (500,000,000) shares, and each share of Series A Stock then outstanding automatically converted into 55.514574 shares of common stock without further action by the holders of the Series A Stock or the Company. The Company does not have reserved and available out of its authorized but unissued shares of common stock the number of shares of common stock that shall be sufficient to effect the conversion of all outstanding shares of Series A Stock. Accordingly, the Company has obtained approval by its shareholders, including the holders of Series A Stock, to increase to five hundred million (500,000,00) shares of the Company’s authorized common stock.

Item 5.01     Changes in Control of Registrant

Item 5.01 is amended to read in its entirety as follows:

On October 19, 2009, there was a change in the effective control of our Company. On that date, pursuant to the Company’s Merger dated as of August 10, 2009, and subsequently amended on September 25, 2009, among the Company, the Company’s then subsidiary MediaNet Merger Sub, Inc., a Nevada corporation, and CG, the Company acquired all of the issued and outstanding shares of CG for 5,000,000 shares of the Company’s Series A Stock. The Series A Stock has a voting power, as to each share of Series A Stock, of 55.514574 shares, and is mandatorily convertible into common shares on the same basis upon the Company’s increasing its authorized common shares to no less than five hundred million (500,000,000) shares, which it intends to do as soon as practicable. Accordingly, the shareholders of CG control 90% of the voting power of the Company. Further as a condition of the acquisition of CG by the Company, we agreed to appoint Michael Hansen as a director, the President and Chief Executive Officer of our Company; Kent Holmstoel as a director and the Chief Operating Officer of our Company; and Andreas Kusche as a Director, and General Counsel of our Company. Also in connection with the Merger, all of the directors of the Company other than Mr. Berns resigned on October 19, 2009. On October 29, 2009, Steven Adelstein was elected a director by Mr. Berns, who was then the sole remaining Board member. The appointment of Messrs. Hansen, Holmstoel, and Kusche was effective upon our compliance with Securities and Exchange Commission Rule 14f-1 on September 30, 2010.

Item 9.01     Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Index to Financial Statements
Report of Independent Registered Public Accounting Firm
Consolidated Balance Sheet as of September 30, 2009 and 2008
Consolidated Statements of Operations for the Year ended September 30, 2009 and 2008
Consolidated Statements of Stockholders’ Deficit as of September 30, 2009 and 2008
Consolidated Statements of Cash Flows for the Year ended September 30, 2009 and 2008
Notes to the Consolidated Financial Statements

(b)	Pro Forma Financial Information.

Introduction
Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2009
Unaudited Pro Forma Consolidated Statements of Operations for the Year ended September 30, 2009
Unaudited Pro Forma Consolidated Statements of Operations for the Year ended September 30, 2008

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Accountants.

99.1	Audited financial statements of CG Holdings Limited for the years ended September 30, 2009 and 2008, and accompanying notes.

99.2	Unaudited pro forma consolidated financial statements for the years ended September 30, 2009 and 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2011

MEDIANET GROUP TECHNOLOGIES, INC.

By:	/s/ Michael Hansen
Michael Hansen, Chief Executive Officer